UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

SCM Trust
(Exact name of registrant as specified in charter)

1050 17th Street, Suite 1710
Denver, CO 80265
 (Address of principal executive offices) (Zip code)

Stephen C. Rogers
1050 17th Street, Suite 1710
Denver, CO 80265
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report

April 30, 2017

Shelton Tactical Credit Fund

Shareholder Letter	2
Historical Performance and Manager’s Discussion	3
About Your Fund's Expenses	4
Top Holdings and Sector Breakdown	4
Portfolio of Investments	5
Statement of Assets & Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Additional Information	17
Board of Trustees and Executive Officers	18

(800) 955-9988
www.sheltoncap.com
email us at info@sheltoncap.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of The SCM Trust which contains information about the management fee and other costs. Investments in shares of The SCM Trust are neither insured nor guaranteed by the U.S. Government.

Shareholder Letter	April 30, 2017

We are pleased to write the second full year shareholder letter for the Shelton Tactical Credit Fund (“the Fund”) which launched in December 2014. The Fund’s investment objective is to seek current income and capital appreciation. We seek to achieve this objective using related credit assets on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured liabilities down through subordinated, equity-linked securities. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

Market Overview

Coming off the worst start in the Dow’s history and the embracement of negative rates by Japan that defined January of 2016, the markets largely brushed off global growth fears in favor of deliberating the implications of a dramatic global political arena. As oil climbed back with the WTI crossing the $50 threshold on June 7th, 2016, the world was jolted overnight on June the 23rd with the United Kingdom’s vote in favor of parting from the EU, jolting British markets severely and torpedoing the financials sector worldwide. The summer would finish out relatively quietly for both credit and equities with some pause taken in equities as historical valuations appeared stretched and oil appeared to have established a range. With the results of the US elections in November, markets found new life, with credit, equities, and oil all rallying from Election Day confidently through February of 2017, assisted by the prospect of corporate and consumer tax cuts, deregulation, and increased infrastructure spending.

In the heart of this rally, the Fed executed its first rate hike of 2016 in December (the first since June 2016) with little protest from the financial markets. The success of this rate hike seems to have depressurized Fed-related conjecture since. A second rate hike was enacted in March to relatively little fanfare. The price of oil remains a substantial driver of the credit market, most recently exhibited with the March drawdown and April rebound of oil, dragging the high yield space along for the ride. The Fed has remained dovish as it waits for inflation to come in line with the optimal unemployment rate, steady to mild GDP growth, and positive sentiment. The wider challenge for the Fed will be in balancing the scenario of broadly improving U.S. economic data with markedly tepid global growth.

Performance Review

The Fund gained 9.56% for the fiscal year ending April 30, 2017, versus the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.06% during this period.

The returns of the Fund for the fiscal year were driven primarily by investments with shorter duration and substantial coupon. The relative smoothness of returns was the result of an over-arching portfolio hedge, an eye toward more liquid investments and the ability to tactically re-allocate capital subsequent to the mid-February lows. Portfolio concentration was focused on companies who are organically de-levering and continue to demonstrate improved financial health. Most positions were in sectors that tend to be non-cyclical concentrated in Telecom, Industrials, Auto Parts, Aerospace/Defense, Services, and selective Retail. The Fund continues to avoid Oil, Oil Service, Commodity, Financials, and Real Estate sectors.

The benefits of extraordinary monetary stimulus for the past several years and the resulting positive impact on financial assets have been widely discussed. We believe the assumption that all fixed income assets will be hurt with rising rates is a flawed one. Interest rates may continue to move higher, but the speed will likely be tempered by missing inflation and unexceptional economic growth in the US. The probability of a spike in rates is low, and a far more likely scenario is one in which rates are range-bound and trend higher over a protracted timeframe as we have begun to see. Given that scenario, we believe that certain segments of the high-yield market should significantly outperform higher credit, rate-sensitive, investment-grade bonds during the early part of a new interest rate cycle. A more insidious risk to high-yield is dramatically lower interest rates, which will signify a faltering economy and one that is more prone to lead to bankruptcies. While higher rates will prove treacherous for some fixed income investments, the Fund will be attempting to mitigate higher rates by investing in corporations where credit improvement will likely occur regardless of rates, owning shorter duration and less interest rate-sensitive bonds, and deftly repositioning the portfolio when necessary.

If rates move higher, we expect bank loans to increase in the portfolio, as well as investment grade short positions. For now we see better value in owning one lower level in the capital stack for an additional spread which we view to be attractive. The ability of the Fund to use multiple asset classes is an important differentiator and the makeup of the portfolio can be adjusted significantly as conditions warrant.

In an environment that can change on a dime, we believe portfolio construction that includes active hedging, tactical investing, and relative liquidity will be paramount. Keeping an “ear to the ground” will be as important as ever. The strategy of simply “owning the market” will not work. Passive investing will underperform a more active approach. The foundation of portfolio construction in uncertain times must be predicated on capital preservation and one which includes a wide set of investment tools. Delivering attractive risk adjusted returns will necessitate aggressive hedging, tactical re-allocation between asset classes, a laser focus on liquidity and the flexibility to change investment direction quickly. In our view, a strategic approach which marries top-down investing with bottom up asset selection will more effectively deliver returns that are less volatile and less subject to the weekly whims of the markets and central banks.

We look forward to regularly detailing our market thoughts and resulting portfolio construction with our shareholders.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	April 30, 2017

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES Average Annual Total Returns* for the periods ended 4/30/17
Fund / Benchmark	Description	One Year	Since Inception (Annualized)
Shelton Tactical Credit Fund	Fund	9.56%	7.89%
Barclays Capital U.S. Aggregate Bond Index	Benchmark	1.06%	2.11%
*    Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
**   Shelton Tactical Credit Fund commencement of operations was December 16, 2014.

INVESTOR SHARES Average Annual Total Returns* for the periods ended 4/30/17
Fund / Benchmark	Description	One Year	Since Inception (Annualized)
Shelton Tactical Credit Fund	Fund	9.36%	7.66%
Barclays Capital U.S. Aggregate Bond Index	Benchmark	1.06%	2.11%
*     Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
**   Shelton Tactical Credit Fund commencement of operations was December 16, 2014.

About Your Fund’s Expenses (Unaudited)	April 30, 2017

	Beginning Account Value August 31, 2016 (in U.S. Dollars)	Ending Account Value April 30, 2017 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)	Net Annual Expense Ratio
Shelton Tactical Credit Fund
Direct Shares
Based on Actual Fund Return	$ 1,000	$ 1,096	$ 15.78	1.44%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,036	$ 14.92	1.44%
K Shares
Based on Actual Fund Return	$ 1,000	$ 1,093	$ 18.47	1.69%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,033	$ 17.46	1.69%

*	Expenses are equal to the Fund’s expense ratio annualized.

Top Holdings and Sector Breakdowns (Unaudited)	April 30, 2017

Shelton Tactical Credit Fund

Security		Maturity	Market Value	Percentage of Total Investment
1	Blueline Rental Crp / LL	03/15/2024	$2,090,000	6.08%
2	Herc Rentals Inc	06/01/2022	1,940,100	5.64%
3	Sprint Corp	02/15/2025	1,674,375	4.87%
4	Altice Luxembourg SA	02/15/2025	1,601,250	4.65%
5	Transocean Inc	07/15/2023	1,599,375	4.65%
6	Rackspace Hostin	11/15/2024	1,588,125	4.62%
7	Supervalu Inc	11/15/2022	1,533,750	4.46%
8	Frontier Communications	09/15/2025	1,445,625	4.20%
9	Kinetic Concept/KCI USA	11/01/2021	1,400,000	4.07%
10	Dell Int LLC / EMC Corp	06/15/2024	1,381,671	4.02%

Shelton Tactical Credit Fund Portfolio of Investments (Expressed in U.S. Dollars) April 30, 2017

Security Description	Par Value	Rate	Maturity	Value
Corporate Debt (96.31%)

Communications (26.17%)
Media (7.72%)
ALTICE LUXEMBOURG SA	$1,500,000	7.625%	02/15/2025	$1,601,250
WIDEOPENWEST FIN/CAPITAL	1,112,000	10.250%	07/15/2019	1,156,480
				2,757,730
Telecommunications (18.45%)
CENTURYLINK INC	1,000,000	7.500%	04/01/2024	1,086,510
FRONTIER COMMUNICATIONS	1,500,000	11.000%	09/15/2025	1,445,625
INTELSAT JACKSON HLDG	1,250,000	8.000%	02/15/2024	1,343,750
SPRINT CORP	1,500,000	7.625%	02/15/2025	1,674,375
WIND ACQUISITION FIN SA	1,000,000	7.375%	04/23/2021	1,040,000
				6,590,260

Total Communications				9,347,990

Consumer, Cyclical (11.34%)
SCIENTIFIC GAMES INTERNATIONAL	1,000,000	10.000%	12/01/2022	1,085,000
PETSMART INC	1,250,000	7.125%	03/15/2023	1,142,188
NEIMAN MARCUS GROUP LTD	1,000,000	8.000%	10/15/2021	585,000
RITE AID CORP	1,250,000	6.125%	04/01/2023	1,237,500

Total Consumer, Cyclical				4,049,688

Consumer, Non-Cyclical (19.07%)
HERC RENTALS INC	1,784,000	7.500%	06/01/2022	1,940,100
POST HOLDINGS INC	1,000,000	7.750%	03/15/2024	1,111,250
SUPERVALU INC	1,500,000	7.750%	11/15/2022	1,533,750
KINETIC CONCEPT/KCI USA	1,250,000	12.500%	11/01/2021	1,400,000
CHS/COMMUNITY HEALTH SYS	1,000,000	6.875%	02/01/2022	827,500

Total Consumer, Non-Cyclical				6,812,600

Energy (7.43%)
TRANSOCEAN INC	1,500,000	9.000%	07/15/2023	1,599,375
MCDERMOTT INTERNATIONAL	1,015,000	8.000%	05/01/2021	1,056,108

Total Energy				2,655,483

Financial (6.55%)
JEFFERIES FIN LLC / JFIN	1,000,000	7.500%	04/15/2021	1,032,500
ICAHN ENTERPRISES/FIN	1,250,000	6.750%	02/01/2024	1,304,688

Total Financial				2,337,188

Industrial (10.55%)
COVANTA HOLDING CORP	750,000	5.875%	03/01/2024	753,750
APEX TOOL GROUP	1,000,000	7.000%	02/01/2021	925,000
BLUELINE RENTAL CRP / LL	2,000,000	9.250%	03/15/2024	2,090,000

Total Industrial				3,768,750

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Portfolio of Investments (Expressed in U.S. Dollars) (Continued) April 30, 2017

Security Description	Par Value	Rate	Maturity	Value
Corporate Debt (96.31%) (Continued)

Technology (15.20%)
DELL INT LLC / EMC CORP	$1,250,000	7.125%	06/15/2024	$1,381,670
MICRON TECHNOLOGY INC	1,000,000	7.500%	09/15/2023	1,120,000
FIRST DATA CORPORATION	1,250,000	7.000%	12/01/2023	1,340,250
RACKSPACE HOSTIN	1,500,000	8.625%	11/15/2024	1,588,125

Total Technology				5,430,045

Total Corporate Debt (Cost $32,995,176)				34,401,744

Total Investments (Cost $32,995,176) (a) (96.31%)				$34,401,744
Other Net Assets (3.69%)				1,319,398
Net Assets (100.00%)				$35,721,143

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $33,335,414

At April 30, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$1,320,086
Unrealized depreciation	(253,756)
Net unrealized appreciation	$1,066,330

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Statement of Assets and Liabilities April 30, 2017 (Expressed in U.S. Dollars)

Assets
Investments in securities
Cost of investments	$32,995,176
Market value of investments (Note 1)	34,401,744
Cash	642,535
Interest receivable	703,796
Receivable for fund shares sold	23,749
Prepaid expenses	30,842
Total assets	$35,802,666

Liabilities
Payable for fund shares repurchased	36,411
Payable to investment advisor	34,384
Accrued 12b-1 fees	7,492
Accrued shareholder service fees	203
Accrued CCO fees	842
Accrued expenses	2,191
Total liabilities	$81,523

Net assets	$35,721,143

Net assets at April 30, 2017 consist of
Paid-in capital	36,060,860
Undistributed net investment income	168,748
Accumulated net realized gain (loss)	(1,915,033)
Unrealized appreciation (depreciation) of investments	1,406,568
Total net assets	$35,721,143

Net assets
Institutional Shares (a)	19,608,785
Investor Shares (a)	16,112,358

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized) (a)	1,846,868
Investor Shares (no par value, unlimited shares authorized) (a)	1,521,153

Net asset value per share
Institutional Shares (a)	10.62
Investor Shares (a)	10.59

(a)	Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional and Investor Shares, respectively.

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Statement of Operations (Expressed in U.S. Dollars)

For the Year Ended April 30, 2017(a)
Investment income
Interest income	$2,440,876
Dividend income	69,298
Total	2,510,174

Expenses
Management fees (Note 2)	382,043
Administration fees (Note 2)	59,917
Transfer agent fees	68,568
Accounting services	10,714
Custodian fees	11,892
Legal and audit fees	65,468
CCO fees (Note 2)	8,868
Trustees fees	11,695
Insurance	4,815
Printing	28,206
Registration and dues	93,761
12b-1 fees Investor Shares (Note 2) (Class A Shares)	38,102
12b-1 fees Class C Shares (Note 2)	12,086
Shareholder service fees Class C Shares	4,029
Dividend Expenses	1,600
Other expenses	23,038
Total expenses	824,802
Less reimbursement from manager (Note 2)	(315,415)
Net expenses	509,387
Net investment income	2,000,787

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from security transactions	105,714
Net realized gain (loss) from written option contracts	119,872
Net realized (loss) from short sale transactions	(4,002)
Total net realized gain (loss)	221,584
Net change in unrealized appreciation (depreciation) of investments	364,538
Net change in unrealized appreciation (depreciation) of written options	(15,735)
Total net change in unrealized appreciation (depreciation) of investments	348,803
Net realized and unrealized gain (loss) on investments	570,387

Net increase (decrease) in net assets resulting from operations	$2,571,174

(a)
Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. Class C respectively Shares merged into Investor Shares. See Note 6.

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Statement of Changes in Net Assets (Expressed in U.S. Dollars)

	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations
Net investment income (loss)	$2,000,787	$1,866,131
Net realized gain (loss) on investments	105,714	(2,083,100)
Net realized gain (loss) on written options contracts	119,872	—
Net realized (loss) from short sale transactions	(4,002)	—
Total net realized gain (loss)	221,584	(2,083,100)
Net change in unrealized appreciation/depreciation of investments	364,538	1,035,561
Net change in unrealized appreciation/depreciation of written options	(15,735)	—
Total net change in unrealized appreciation (depreciation) of investments	348,803	1,035,561
Net increase (decrease) in net assets resulting from operations	2,571,174	818,592

Distributions to shareholders
Distributions from net investment income
Institutional Shares (Class I Shares)	(1,135,785)	(1,170,977)
Investor Shares (Class A Shares)	(1,028,152)	(266,216)
Class C Shares	(99,729)	(44,628)
Distributions from realized capital gains on investments
Institutional Shares (Class I Shares)	—	(115,654)
Investor Shares (Class A Shares)	—	(28,440)
Class C Shares	—	(5,095)
Total distributions	(2,263,666)	(1,631,010)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	5,945,473	25,706,602
Total increase (decrease)	6,252,981	24,894,184

Net assets
Beginning of year	29,468,162	4,573,978
End of year	$35,721,143	$29,468,162
Including undistributed net investment income (loss) of:	$168,748	$430,027

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Statement of Changes in Net Assets (Continued) (Expressed in U.S. Dollars)

	Investor Shares(a)
	Year Ended April 30, 2017		Year Ended April 30, 2016
	Shares	Value	Shares	Value
Shares sold	1,728,782	$18,230,300	1,513,783	$15,788,235
Shares issued in reinvestment of distributions	94,055	981,885	26,620	272,506
Shares repurchased	(1,389,678)	(14,563,404)	(464,521)	(4,790,944)
Net increase (decrease)	433,159	$4,648,781	1,075,882	$11,269,797

	Institutional Shares(a)
	Year Ended April 30, 2017		Year Ended April 30, 2016
	Shares	Value	Shares	Value
Shares sold	1,168,883	$12,347,311	4,247,915	$44,701,987
Shares issued in reinvestment of distributions	103,675	1,081,813	88,463	906,029
Shares repurchased	(969,322)	(10,181,672)	(3,221,276)	(33,106,722)
Net increase (decrease)	303,236	$3,247,452	1,115,102	$12,501,294

	Class C Shares(a)
	Period May 1 to March 17, 2017		Year Ended April 30, 2016
	Shares	Value	Shares	Value
Shares sold	31,312	$333,349	188,766	$1,966,870
Shares issued in reinvestment of distributions	9,626	99,729	4,746	48,450
Shares repurchased	(226,582)	(2,383,838)	(7,867)	(79,809)
Net increase (decrease)	(185,644)	$(1,950,760)	185,645	$1,935,511

(a)
Following the acquisition on March 17, 2017, Class I Shares and Class A Shares were renamed Institutional Shares and Investor Shares, respectively. Class C Shares merged into Investor Shares. See note 6.

(b)	As of the close of business on March 17, 2017, Class C Shares were converted to Investor Shares as shown below:

Shares Issued	Dollars
165,472	$1,751,497

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Financial Highlights For a Share Outstanding Throughout Each Year or Period (Expressed in U.S. Dollars)

Investor Shares(a)	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period December 16, 2014* to April 30, 2015
Net asset value, beginning of year	$10.47	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (c)	0.63	0.55	0.11
Net gain (loss) on securities (both realized and unrealized)	0.26	(0.08)	0.35
Total from investment operations	0.89	0.47	0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.77)	(0.35)	(0.08)
Distributions from capital gains	—	(0.03)
Total distributions	(0.77)	(0.38)	(0.08)
Net asset value, end of year	$10.59	$10.47	$10.38

Total return	8.84%	4.66%	4.57%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$16,112	$11,392	$126
Ratio of expenses to average net assets:
Before expense reimbursements	2.61%	2.91%	6.60%
After expense reimbursements	1.65%	1.86%	1.68%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	4.99%
After expense reimbursements	5.96%	5.29%	2.97%
Portfolio turnover	246%	695%	532%

Institutional Shares(b)	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period December 16, 2014* to April 30, 2015
Net asset value, beginning of year	$10.46	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (c)	0.67	0.56	0.12
Net gain (loss) on securities (both realized and unrealized)	0.27	(0.08)	0.34
Total from investment operations	0.94	0.48	0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.78)	(0.37)	(0.08)
Distributions from capital gains	—	(0.03)
Total distributions	(0.78)	(0.40)	(0.08)
Net asset value, end of year	$10.62	$10.46	$10.38

Total return	9.35%	4.78%	4.60%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$19,609	$16,139	$4,448
Ratio of expenses to average net assets:
Before expense reimbursements	2.34%	2.66%	6.35%
After expense reimbursements	1.39%	1.61%	1.42%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	5.42%
After expense reimbursements	6.37%	5.54%	3.22%
Portfolio turnover	246%	695%	532%

*	Commencement of operations.
(a)	As of the close of business on March 17th, 2017 Class I shares were renamed to Institutional Shares
(b)	As of the close of business on Match 17th, 2017 Class A shares were renamed to Investor Shares
(c)	Calculated based upon average shares outstanding.

See accompanying notes to financial statements.

Shelton Tactical Credit Fund	Notes to Financial Statements	April 30, 2017

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The SCM Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Trust currently consists of four separate series one of which is included in these financial statements. The SCM Trust is a Massachusetts business trust formed in July 1988.

The Shelton Tactical Credit Fund (“Tactical Credit Fund” or “the Fund”) is an open-end, non-diversified series of the Trust. The inception date is December 16, 2014. The Fund investment objective is to seek current income and capital appreciation. Effective July 1, 2016, Shelton Capital Management became the advisor to the Fund. The Fund was reorganized into the Trust on March 17, 2017.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

(a)    Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

Securities for which market quotes are not readily available from the Trust’s third party pricing service are valued at fair value, determined in good faith and in accordance with procedures adopted by the Board of Trustees. The Board has delegated to its Pricing Committee the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings.

(b)     Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all of their taxable income to shareholders.

(c)     Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to wash sales and other tax adjustments.

These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(d)     Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(e)     The Fund aims to use related credit asset classes on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured down through subordinated, equity-linked bonds. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

(f)     Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(g)     Share Valuations — The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

(h)    Accounting for Uncertainty in Income Taxes — The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2016), or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(i)     Fair Value Measurements — The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

(j)     Recent Accounting Pronouncement — In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Fund’s financial statements and related disclosures.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Shelton Tactical Credit Fund	Notes to Financial Statements (Continued)	April 30, 2017

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Fund’s securities at April 30, 2017 using fair value hierarchy:

	Level 1(a)	Level 2(a)		Level 3(a)	Total
Corporate Debt	$—	$34,401,744	(b)	$—	$34,401,744

(a)	It is the Fund’s policy to recognize transfers between levels on the last day of the fiscal reporting period.
(b)	For a detailed break-out of Corporate Debt by major industry classification, please refer to the Portfolio of Investments.

NOTE 2 - INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton Capital Management (“Shelton Capital” or the “Advisor”), a California limited partnership, provides the Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

Net Assets
Tactical Credit Fund	1.17%

Advisory Fees – The Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) which became effective July 1, 2016 between the fund and Shelton Capital. Under the Interim Advisory Agreement, Shelton Capital provided or arranged to provide the same advisory services to the Tactical Credit Fund on the same terms as those provided under the previous investment advisory agreement (the “Prior Investment Advisory Agreement”) between the Fund and WHV Investments, Inc. (“WHV”). Pursuant to the Prior and Interim Advisory Agreement with the Funds, the investment advisor (either Shelton Capital or WHV, as applicable) directed the daily operations of the Fund and supervised the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by such investment advisor (either Shelton Capital or WHV, as applicable), the Fund paid an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.17% of the Tactical Credit Fund’s average daily net assets. Acuity Capital Management, LLC (“Acuity”) served as the sub-advisor to the Fund from May 1, 2016 to June 30, 2016 and was paid by the Advisor, not the Fund.

For the period May 1 2016 to June 30, 2016, WHV charged the Tactical Credit Fund advisory fees at the rate of 1.17% of the fund’s daily net assets. Also during this period, Acuity Capital Management served as sub-advisor to the Fund. The Sub-Advisor provided certain services pursuant to a sub-advisory agreement between WHV, the Sub-Advisor, and the former Trust on behalf of the fund. Sub-Advisory fees were paid by WHV, not the Fund. For the period May 1, 2016 to June 30, 2016, WHV earned advisory fees of $59,284 and waived fees of $43,943 resulting in a net advisory fee of $15,341. For the period July 1, 2016 to April 30, 2017, Shelton Capital charged advisory fees at the rate of 1.17% of the Fund’s daily net assets. Shelton Capital earned fees of $322,759 and waived fees of $271,472 for a net advisory fee of $51,287.

For the period May 1, 2016 to June 30, 2016, WHV has contractually agreed to waive a portion or all of its management fees and pay certain Fund expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding acquired fund fees and expenses, interest, taxes, any class-specific expenses such as Rule 12b-1 distribution fees, shareholder servicing fees, transfer agency fees, dividend and interest and securities sold short, brokerage commissions and extraordinary expenses) do not exceed 1.42% (on an annual basis) of the daily net assets of the Fund’s shares. Effective July 1, 2016 for the Shelton Tactical Credit Fund, Shelton has contractually agreed to waive a portion or all of its management fees and pay certain Fund expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding acquired fund fees and expenses, interest, taxes, any class-specific expenses such as Rule 12b-1 distribution fees, shareholder servicing fees, transfer agency fees, dividend and interest and securities sold short, brokerage commissions and extraordinary expenses) do not exceed 1.42% (on an annual basis) of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the SCM Trust (the “Trust”). The Advisor may recover any previously waived fees and paid expenses from the Fund pursuant to this agreement for three (3) years from the date they were waived or paid. The Advisor’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Reimbursements from the Advisors to the Fund, and the voluntary expense limits, for the year ended April 30, 2017 are as follows:

	Voluntary Expense Limitation
Fund	Institutional Shares	Investor Shares	Expiration
Tactical Credit Fund	1.42%	1.67%	3/20/18

Shelton Tactical Credit Fund	Notes to Financial Statements (Continued)	April 30, 2017

At April 30, 2017, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $719,967. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 4/30/18	Expires 4/30/19	Expires 4/30/20	Total
Tactical Credit Fund	$45,147	$359,405	$315,415	$719,967

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton Capital receives an administration fee, which was revised on January 1, 2011. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton Capital. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. Administration fees are disclosed on the Statement of Operations. For the period of May 1, 2016 to March 17, 2017 and the year ended April 30, 2016, BNY Mellon was the administrator for the Tactical Credit Fund. For the period of March 18, 2017 to April 30, 2017, Shelton Capital accrued $6,363 for administrative fees.

Certain officers and trustees of the Trust are also partners of Shelton Capital. Greg Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton Capital is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The SCM Trust adopted a Distribution Plan (the “Plan”), as amended March 18, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of the Fund pays RFS Partners (the “Distributor”) for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Fund will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets of the Investor Shares.

For the period May 1, 2016 to March 17, 2017, Foreside provided principal underwriting services (the “Former Plan”) for the public offering of the former Class A and Class C Shares of the Tactical Credit Fund.

Pursuant to the Former Plan, the Fund compensated Foreside for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

For Investor Shares (formerly Class A Shares), the following were paid:

Investor Shares (formerly Class A Shares)	12b-1 Fees
March 18, 2017 to April 20, 2017	$4,951
May 1, 2016 to March 17, 2017	33,151

Class C’s 12b-1 fees and shareholder service fees are shown on the Statement of Operations.

NOTE 3 - OPTIONS WRITTEN/PURCHASED

Purchased Options - The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund purchases option contracts. This transaction is used to hedge against the values of equities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written - The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge the values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of April 30, 2017, the Fund did not have any written options outstanding.

Fair Value of Derivative Instruments — The fair value of derivative instruments for the Tactical Credit Funds as of the year ended April 30, 2017 is $0.

Shelton Tactical Credit Fund	Notes to Financial Statements (Continued)	April 30, 2017

The effect of derivative instruments on the Funds’ Statement of Operations for the year ended April 30, 2017, was as follows:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized In Income	Realized Gain/ (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Purchased Options	Net realized gains (losses) from: purchased option contracts / Net change in unrealized appreciation (depreciation) on: purchased option contracts	$(632,176)	$49,539
Index Contracts (Written Put Options)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	$(119,872)	$(15,735)

A summary of option contracts written by the Shelton Core Value Fund during the fiscal year ended April 30, 2017 was as follows:

Written option activity for the period was as follows:	Number of Contracts	Premium
Outstanding, April 30, 2016	350	$16,785
Put Options Written	2,400	103,087
Options expired	(2,750)	(119,872)
Options exercised	—	—
Options outstanding as of April 30, 2017	—	$—

NOTE 4 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the period ended April 30, 2017 were as follows:

Fund	Purchases	Sales
Tactical Credit Fund	$76,810,465	$68,403,853

NOTE 5 - TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2017, permanent differences resulting from different book and tax accounting have been reclassified. The reclassifications were as follows:

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) Accumulated Net Realized Gain (Loss)
Tactical Credit Fund	$—	$1,600	$(1,600)

Tax Basis of Distributable Earnings: The tax character of distributable earnings at April 30, 2017 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carry Forwards	Unrealized Appreciation (Depreciation)	Post October and Other Losses (b)	Total Distributable Earnings
Tactical Credit Fund	$168,748	$—	$(1,271,351)	$1,066,330	$(303,444)	$(339,717)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Elective Deferrals: The Tactical Credit Fund has elected to defer $303,444 of capital losses recognized during the period November 1, 2016-April 30, 2017.

The Tactical Credit Fund did not have any ordinary losses to defer to the period ending April 30, 2018.

Capital Losses: Capital loss carry forwards, as of April 30, 2017, available to offset future capital gains, if any, are as follows:

Expiring	Tactical Credit Fund
Long Term with No Expiration	$—
Short Term with No Expiration	1,271,351
Total	$1,271,351

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Shelton Tactical Credit Fund	Notes to Financial Statements (Continued)	April 30, 2017

The tax character of distributions paid during are as follows:

Fund	Year	Return of Capital	Ordinary Income	Long-Term Capital Gains (a)	Total Distributions
Tactical Credit Fund	April 30, 2016	$—	$1,630,748	$—	$1,630,748
	April 30, 2017	—	2,263,666	—	2,263,666

(a)	The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2016.

NOTE 6 – REORGANIZATIONS

On February 22, 2017, the shareholders of the Tactical Credit Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities of such funds by the Tactical Credit Fund shell. The reorganization was effective as of the close of business on March 17, 2017. The following table illustrates the specifics of the Fund’s reorganization:

Pre-Reorganization Fund Net Assets	Shares issued to Shareholders of Tactical Credit Fund	Tactical Credit Shell Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$36,963,194	3,492,932	$—	$36,963,194	Non-taxable

(1)	Includes undistributed net investment income, accumulated realized losses and unrealized appreciation in the amounts of $387,984, $2,179,299 and $1,377,741 respectively.

As of close of business on March 17, 2017, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
Tactical Credit Fund Class A Shares	10.58	1	1,566,704	16,568,594	10.58	Tactical Credit Fund Investor Shares
Tactical Credit Fund Class C Shares	10.53	.99573 to 1	165,472	1,751,497	10.58	Tactical Credit Fund Investor Shares
Tactical Credit Fund Class I Shares	10.59	1	1,760,756	18,643,103	10.59	Tactical Credit Fund Institutional Shares

Note 7 – SUBSEQUENT EVENTS

In preparing the financial statements as of April 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of issuance of the financial statements, and has determined that there were no subsequent events requiring recognition or disclosure.

NOTE 8 – CHANGE IN AUDITOR DISCLOSURE

To facilitate the various series of SCM Trust (the “Trust’) having a common independent registered public accounting firm, the Trust selected Tait, Weller & Baker LLP (“TWB”) to serve as the independent registered public accounting firm for the Shelton Tactical Credit Fund (the “Fund”) upon the reorganization of the predecessor WHV/Acuity Tactical Credit Long/Short Fund (the “Predecessor Fund”) into the Fund, including for the Fund’s fiscal year ended April 30, 2017. The decision to select TWB was recommended by the Trust’s Audit Committee and was approved by the Trust’s Board of Trustees. During the Fund’s two most recent fiscal years, neither the Fund, nor anyone on its behalf, consulted with TWB on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of said Item 304). On March 13, 2017 the Fund dismissed PricewaterhouseCoopers LLP (“PwC”).

PwC’s reports on the Predecessor Fund’s financial statements for the fiscal years ended April 30, 2016 and April 30, 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s two most recent fiscal years and the subsequent interim period through March 13, 2017 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in their reports on the Predecessor Fund’s financial statements for such years and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for as follows:

The Predecessor Fund’s control designed to ensure the proper recording of expense waivers did not operate effectively as of April 30, 2016. As a result of this material weakness, the amount of expense waivers and reimbursements in the statement of operations was misstated and resulted in audit adjustments to the Predecessor Fund’s April 30, 2016 financial statements. This material weakness occurred prior to the reorganization of the Predecessor Fund into the Fund, and did not relate to the current investment adviser to the Fund (Shelton Capital Management).

Report of Independent Registered Public Accounting Firm

To the Shareholders of Shelton Tactical Credit Fund and Board of Trustees of
SCM Trust
Denver, Colorado

We have audited the accompanying statement of assets and liabilities of Shelton Tactical Credit Fund (formerly WHV/Acuity Tactical Credit Long/Short Fund), a series of SCM Trust, including the portfolio of investments, as of April 30, 2017, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year ended April 30, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement changes in net assets for the year ended April 30, 2016, and the financial highlights for the year ended April 30, 2016 and for the period December 16, 2014 (commencement of operations) to April 30, 2015, were audited by other auditors, and in their opinion dated July 1, 2016 they expressed an unqualified opinion on said financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of April 30, 2017, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shelton Tactical Credit Fund as of April 30, 2017, the results of its operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 28, 2017

SCM Trust	Additional Information (Unaudited)	April 30, 2017

Fund Holdings

The Fund holdings shown in this report are as of April 30, 2017. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information filed in the form N-Q also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the SCM Trust uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2017, is available upon request, at no charge, at the phone number below, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the SCM Trust. It is authorized for distribution only if preceded or accompanied by a current SCM Trust prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Fund.

Board of Trustees and Executive Officers (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Fund:

Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C. Rogers	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Chairman and Trustee	Since June, 2011
Kevin T. Kogler	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Trustee	Since June, 2011
Marco L. Quazzo	1050 17th Street, Suite 1710 Denver, CO 80265	1962	Trustee	Since August, 2014
Stephen H. Sutro	1050 17th Street, Suite 1710 Denver, CO 80265	1969	Trustee	Since June, 2011
William P. Mock	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Treasurer	Since June, 2011
Gregory T. Pusch	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Chief Compliance Officer	Since March, 2017

The principal occupations of the Trustees and Executive Officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present. ETF Spreads, 2007 to present.

Kevin T. Kogler
President & Founder of MicroBiz LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2005 to 2006. ETF Spreads, 2007 to present.

Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March, 2015 to present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.

Stephen H. Sutro	Managing Partner, Duane Morris LLP (law firm), 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to Present. ETF Spreads, 2007 to present.

William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present; Portfolio Manager, ETSpreads, 2007 to present.

Gregory T. Pusch	Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance/CCO, HarbourVest Partners, 2012-2015

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*
Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

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ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)
Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable
(a)(3)
Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended April 30, 2016 and April 30, 2017 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	4/30/16	4/30/17
Audit Fees	$36,241	$10,000
Audit-Related Fees	0	0
Tax Fees *	0	2,000
All Other Fees	0	0
Total	$36,241	$12,000

*
Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)
In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended April 30, 2016 and April 30, 2017 are $0 and $0, respectively.

(h)	N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Kevin T. Kogler (Chairman), Stephen H. Sutro, and Marco L. Quazzo.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.
(b)
Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCM Trust

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: July 7, 2017

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: July 7, 2017